FOR IMMEDIATE RELEASE
CONTACT:
Edward Lekstutis - Vice President                            Carl Hymans
Thomas R. Lehmann - Executive Vice President                 G.S. Schwartz & Co.
JSB Financial, Inc.                                          (212) 725-4500
(516) 887-7000                                               carlh@schwartz.com
www.jsbf.com

                     JSB FINANCIAL ANNOUNCES FOURTH QUARTER
                              AND YEAR END RESULTS

LYNBROOK, New York, January 28, 2000 - JSB Financial, Inc. (the "Company") (NYSE: JSB), the holding company for Jamaica Savings Bank FSB (the "Bank"), today reported net income for the fourth quarter of 1999 of $7.6 million, or $0.79 per diluted share, compared to net income for the fourth quarter of 1998 of $10.2 million, or $1.03 per diluted share. Net income for 1999 was $29.2 million, or $3.06 per diluted share, compared with $44.4 million, or $4.41 per diluted share, for 1998. The 1998 periods included significant non-recurring items that increased after-tax net income for the quarter ended December 31, 1998 by $3.1 million, or $0.32 per diluted and basic share, and $14.7 million, or $1.46 per diluted share ($1.50 per basic share) for the year.

         For the fourth quarter of 1999, net interest income increased to $18.3 million, compared to $18.1 million for the fourth quarter of 1998. For 1999, net interest income increased to $72.8 million compared with $72.3 million for 1998.

         For 1999, the Company realized a non-recurring fourth quarter pre-tax gain of $880,000 on the sale of other real estate. Net of income taxes of $385,000, this gain increased basic and diluted earning per share for the fourth quarter and year ended December 31, 1999 by $0.05 per share. Net income and per share results for the year ended December 31, 1998 included income related to the final settlement and satisfaction on a $12.8 million non-performing mortgage loan. Under the settlement, all contractual principal, interest, legal and other fees were received, resulting in additional pre-tax income of $4.3 million. Further, the Company experienced a lower effective tax rate attributable to the realignment of an operating subsidiary of the Bank, which resulted in tax savings of $2.6 million and $10.7 million for the quarter and year ended December 31, 1998, respectively. The Company received $807,000 and $1.9 million less in mortgage loan prepayment penalties during the fourth quarter and year ended December 31, 1999, respectively, than were received in the comparable 1998 periods. Also, during 1998, miscellaneous income included a pre-tax gain of $963,000 on the sale of two subsidiary corporations.

         Park T. Adikes, Chairman and Chief Executive Officer of JSB Financial, Inc., commented: "Our core earnings, comprised of our net interest income, showed a modest improvement compared to our 1998 performance, which, given the present interest rate environment, is noteworthy. As we have previously emphasized, our 1998 results of operations included several non-recurring income items and a lower effective tax rate, which were accretive to net income." Mr. Adikes continued, "In addition to focusing on the Company's financial performance, JSB Financial is preparing for the transition of operations to North Fork Bancorporation, Inc., (NYSE: NFB), in connection with the proposed merger of the companies. The merger of JSB Financial with North Fork is subject to approval by stockholders of both companies and satisfaction of other conditions in the merger agreement." The Company's Special Meeting of Stockholders is scheduled for February 10, 2000 at 10:00 AM at the Long Island Marriott Hotel and Conference Center in Uniondale, New York. "The Company and North Fork have received all of the regulatory approvals necessary for the merger to be completed", concluded Mr. Adikes.

         JSB Financial, Inc. and Jamaica Savings Bank FSB, with combined assets of $1.6 billion and a tangible net worth of $380 million as of December 31, 1999, are headquartered in Lynbrook, New York. The Bank operates through 13 offices, 10 of which are located in Queens, and one each in Manhattan, Nassau County and Suffolk County. The Bank's deposits are insured by the Federal Deposit Insurance Corporation - Bank Insurance Fund, up to applicable limits.



                                    --------
                            Financial Tables Attached


Note: JSB Financial's news releases may be accessed on the Bank's web site: http://www.jsbf.com

                                      JSB FINANCIAL, INC. AND SUBSIDIARY
                                    CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (In Thousands, except per share amounts)

                                                                Three Months Ended           Year Ended
                                                                   December 31,             December 31,
                                                                -------------------       ------------------
                                                                  1999         1998        1999         1998
                                                                  ----         ----        ----         ----

INTEREST INCOME
---------------
  Mortgage loans                                                $ 23,625     $ 22,631    $ 92,473     $ 87,149
  Debt and equity securities                                       1,102        1,984       6,346       11,179
  Collateralized mortgage obligations and
   mortgage-backed securities                                      1,540        1,581       6,539        6,537
  Other loans                                                        316          402       1,364        1,838
  Federal funds sold                                                 694          906       3,055        4,057
                                                                --------     --------    --------     --------
     Total Interest Income                                        27,277       27,504     109,777      110,760
                                                                --------     --------    --------     --------

INTEREST EXPENSE
----------------
  Deposits                                                         8,295        9,193      34,174       38,291
  Federal Home Loan Bank of New York advances                        708          185       2,810          185
                                                                --------     --------    --------     --------
     Total Interest Expense                                        9,003        9,378      36,984       38,476
                                                                --------     --------    --------     --------

     Net Interest Income                                          18,274       18,126      72,793       72,284
  Provision for Loan Losses                                            -           10          13           51
                                                                --------     --------    --------     --------
  Net Interest Income After Provision for Loan Losses             18,274       18,116      72,780       72,233
                                                                --------     --------    --------     --------

NON-INTEREST INCOME
-------------------
  Real estate operations, net                                         16          427       1,239          714
  Loan fees and service charges                                      430        1,300       3,709        5,859
  Recovery of prior period expenses and unaccrued
    interest on troubled loans                                         -            -           -        4,346
  Miscellaneous income                                               114          216          73        1,982
                                                                --------     --------    --------     --------
     Total Non-Interest Income                                       560        1,943       5,021       12,901
                                                                --------     --------    --------     --------

NON-INTEREST EXPENSE
--------------------
  Compensation and benefits                                        3,894        3,902      15,826       15,843
  Occupancy and equipment expenses, net                            1,315        1,262       5,470        5,181
  Federal deposit insurance premiums                                  34           34         138          142
  Other real estate (income) expense, net                           (877)           8       (856)           33
  Other general and administrative                                 1,288        1,434       6,251        6,259
                                                                --------     --------    --------     --------
     Total Non-Interest Expense                                    5,654        6,640      26,829       27,458
                                                                --------     --------    --------     --------

     Income Before Provision for Income Taxes                     13,180       13,419      50,972       57,676
     Provision for Income Taxes                                    5,602        3,258      21,820       13,288
                                                                --------     --------    --------     --------
     Net Income                                                 $  7,578     $ 10,161    $ 29,152      $44,388
                                                                ========     ========    ========     ========

Earnings and Cash Dividends Per Common Share:
---------------------------------------------
  Basic earnings per common share                               $   0.81     $   1.06    $   3.13     $   4.53
                                                                ========     ========    ========     ========
  Diluted earnings per common share                             $   0.79     $   1.03    $   3.06     $   4.41
                                                                ========     ========    ========     ========

  Basic weighted average common shares                             9,332        9,582       9,322        9,793
                                                                ========     ========    ========     ========
  Diluted weighted average common and dilutive
   potential shares                                                9,537        9,820       9,525       10,074
                                                                ========     ========    ========     ========

  Cash dividends per common share                               $   0.45     $   0.40    $   1.80    $    1.60
                                                                ========     ========    ========    =========

                                      JSB FINANCIAL, INC. AND SUBSIDIARY
                                CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                              (In Thousands, except share and per share amounts)

                                                                          December 31,        December 31,
                                                                              1999                1998
                                                                          ------------        ------------

ASSETS
------
Cash and due from banks                                                    $   17,488          $   13,849
Federal funds sold                                                             22,000              99,000
                                                                           ----------          ----------
Cash and cash equivalents                                                      39,488             112,849

Securities available-for-sale, at estimated fair value                         78,460              83,592
Securities held-to-maturity, net                                              121,801             208,457
Other investments                                                              10,833               8,922
Mortgage loans, net                                                         1,255,825           1,146,915
Other loans, net                                                               18,803              22,744
Premises and equipment, net                                                    17,912              18,340
Interest due and accrued                                                        8,073               8,773
Real estate held for sale and Other real estate                                   237                 785
Other assets                                                                   16,608              10,272
                                                                           ----------          ----------
                            Total Assets                                   $1,568,040          $1,621,649
                                                                           ==========          ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Deposits                                                                   $1,072,164          $1,124,166
Federal Home Loan Bank of New York advances                                    50,000              50,000
Advance payments for real estate taxes and insurance                           14,007              13,993
Official bank checks outstanding                                               10,642              11,604
Deferred tax liability, net                                                    24,908              25,476
Accrued expenses and other liabilities                                         15,931              13,934
                                                                           ----------          ----------
                            Total Liabilities                               1,187,652           1,239,173
                                                                           ----------          ----------

STOCKHOLDERS' EQUITY
Preferred stock ($.01 par value, 15,000,000 shares
 authorized; none issued)                                                           -                   -
Common stock ($.01 par value,  65,000,000 shares authorized;
 16,000,000 issued; 9,381,139 and 9,505,923 outstanding, respectively)            160                 160
Additional paid-in capital                                                    171,323             168,663
Retained income, substantially restricted                                     348,693             337,474
Common stock held by Benefit Restoration Plan Trust,
 at cost (196,823 and 193,723 shares, respectively)                            (4,770)             (4,477)
Common stock held in treasury, at cost, (6,618,861
 and 6,494,077 shares, respectively)                                         (173,005)           (160,215)
Accumulated other comprehensive income:
---------------------------------------
 Net unrealized gain on securities available-for-sale, net of tax              37,987              40,871
                                                                           ----------          ----------
                            Total Stockholders' Equity                        380,388             382,476
                                                                           ----------          ----------

                            Total Liabilities and Stockholders' Equity     $1,568,040          $1,621,649
                                                                           ==========          ==========



                                            JSB FINANCIAL, INC. AND SUBSIDIARY
                                                      FINANCIAL TABLE
                                            ----------------------------------

FINANCIAL RATIOS AND OTHER DATA
-------------------------------
                                                                      Three Months Ended                Year Ended
                                                                         December 31,                   December 31,
                                                                    -----------------------        --------------------
                                                                    1999               1998        1999            1998
                                                                    ----               ----        ----            ----
                                                                            Annualized

Return on average equity                                            7.99 %            10.76 %      7.76 %         11.86 %
Return on average assets                                            1.90               2.58        1.81            2.84
Interest rate spread                                                4.11               4.11        4.06            4.08
Net interest margin                                                 4.97               4.94        4.90            4.97
Non-interest expense to average assets                              1.42               1.69        1.67            1.76
Efficiency ratio (1)                                               34.92              34.14       36.19           35.10
Average equity to average assets                                   23.80              23.96       23.36           23.97
Average interest-earning assets to
 average interest-bearing liabilities                               1.35 X             1.32 X      1.34 X          1.33 X


MEASURES OF ASSET QUALITY
-------------------------
                                                                             December 31,               December 31,
Ratios                                                                           1999                       1998
------                                                                       ------------               ------------
Non-performing loans/gross loans (2)                                             0.02 %                      0.04 %
Non-performing assets/total assets (3)                                           0.03                        0.04
Allowance for loan losses/net loans                                              0.47                        0.51
Allowance for loan losses/non-performing loans (4)                              20.52 X                     13.19 X

Other Data
----------
(Dollars in thousands, except per share amounts)

Non-performing loans (2)                                                     $    289                    $    449
Non-performing assets                                                             501                         726
Non-accrual loans                                                                   -                         213
Loans 90 days past due, but still accruing                                        289                         236
Allowance for possible loan losses                                              5,930                       5,924

Stockholder Value
-----------------

Tangible net worth                                                           $380,388                    $382,476
Book value per share                                                         $  40.55                    $  40.25



(1) Non-interest expense, excluding other real estate (income) expense, divided by net interest income, plus loan fees and service charges.

(2) Includes loans which are 90 days or more in arrears which are still accruing interest and non-accrual loans.

(3) Includes non-performing loans; ORE; and any other investment where the recovery of contractual principal and interest is questionable.